                                                                 EXHIBIT 19.1

                       STATEMENT TO CERTIFICATEHOLDERS
                      NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                       Sep-97
                                                                                                  ----------------
Collection Period                                                                                        01-Aug-97
                                                                                                  ----------------
Determination Date                                                                                       11-Sep-97
                                                                                                  ----------------
Deposit Date                                                                                             12-Sep-97
                                                                                                  ----------------
Distribution Date                                                                                        15-Sep-97
                                                                                                  ----------------
POOL BALANCE
             Pool Balance on the close of the last day of the Collection Period (Record Date)       141,736,834.75
                                                                                                  ----------------
             Pool Factor                                                                                63.5038433%
                                                                                                  ----------------
             Ending Pool Balance (per $1,000 certificate)                                                   635.04
                                                                                                  ----------------
             Liquidation Proceeds                                                                         4,196.13
                                                                                                  ----------------
             Purchase Amounts                                                                           116,173.77
                                                                                                  ----------------
AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
             Interest Payments:
                                                                                                  ----------------
             Monthly Interest Payment                                                                         3.18
                                                                                                  ----------------
             Carry-Over Monthly Interest Payment                                                                --
                                                                                                  ----------------
             Total Interest Payment                                                                           3.18
                                                                                                  ----------------
             Principal Payments:
                                                                                                  ----------------
             Monthly Principal Payment                                                                       18.22
                                                                                                  ----------------
             Carry-Over Monthly Principal Payment                                                               --
                                                                                                  ----------------
             Total Principal Payment                                                                         18.22
                                                                                                  ----------------
             Servicing Fee:
                                                                                                  ----------------
             Servicing Fee                                                                                    0.41
                                                                                                  ----------------
             Carry-Over Monthly Servicing Fee                                                                   --
                                                                                                  ----------------
             Total Servicing Fee                                                                              0.41
                                                                                                  ----------------
SURETY BOND
                                                                                                  ----------------
             Surety Bond Amount for the current Distribution Date                                    36,451,084.63
                                                                                                  ----------------
             Surety Bond Amount as a % of the Pool Balance                                                 25.7174%
                                                                                                  ----------------

                         MONTHLY SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1996-1

     Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                                          Sep-97
                                                                                                     ----------------
Collection Period                                                                                            1-Aug-97
                                                                                                     ----------------
Determination Date                                                                                          11-Sep-97
                                                                                                     ----------------
Deposit Date                                                                                                12-Sep-97
                                                                                                     ----------------
Distribution Date                                                                                           15-Sep-97
                                                                                                     ----------------
POOL BALANCE
                                                                                                     ----------------
                    Pool Balance on the close of the last day of the preceding Collection Period       145,804,338.53
                                                                                                     ----------------
                    Principal Collections                                                                3,775,220.06
                                                                                                     ----------------
                    Principal Collections Adjustment - Over Payment Since Inception
                                                                                                     ----------------
                    Purchase Amounts Allocable to Principal                                                116,173.77
                                                                                                     ----------------
                    Defaulted Receivables                                                                  176,109.95
                                                                                                     ----------------
                    Defaulted Receivables Adjustment  Since Inception
                                                                                                     ----------------
                    Pool Balance on the close of the last day of the Collection Period                 141,736,834.75
                                                                                                     ----------------
                    Original Pool Balance                                                              223,194,105.12
                                                                                                     ----------------
                    Pool Factor                                                                            63.5038433%
                                                                                                     ----------------
                    Preference Amounts                                                                             --
                                                                                                     ----------------
                    Certificate Pass-Through Rate                                                              5.8500%
                                                                                                     ----------------
                    Servicing Fee Rate                                                                         0.7500%
                                                                                                     ----------------
AVAILABLE INTEREST
                                                                                                     ----------------
                    Collections allocable to interest                                                    1,298,386.48
                                                                                                     ----------------
                    Liquidation Proceeds                                                                     4,196.13
                                                                                                     ----------------
                    Purchase Amounts allocable to interest                                                         --
                                                                                                     ----------------
                    Reserve Account Interest Withdrawal                                                            --
                                                                                                     ----------------
                    Surety Interest Drawing                                                                        --
                                                                                                     ----------------
                    Reserve Account Preference Withdrawal                                                          --
                                                                                                     ----------------
                    Surety Preference Withdrawal                                                                   --
                                                                                                     ----------------
                    Total Interest                                                                       1,302,582.61
                                                                                                     ----------------
AVAILABLE PRINCIPAL
                                                                                                     ----------------
                    Collections allocable to principal                                                   3,775,220.06
                                                                                                     ----------------
                    Purchase Amounts allocable to principal                                                116,173.77
                                                                                                     ----------------
                    Reserve Account Principal Withdrawal                                                           --
                                                                                                     ----------------
                    Surety Principal Drawing                                                                       --
                                                                                                     ----------------
                    Total Principal                                                                      3,891,393.83
                                                                                                     ----------------
AVAILABLE FUNDS
                                                                                                     ----------------
                    Collections allocable to interest                                                    1,298,386.48
                                                                                                     ----------------
                    Liquidation Proceeds                                                                     4,196.13
                                                                                                     ----------------
                    Purchase Amounts allocable to interest                                                         --
                                                                                                     ----------------

                    Collections allocable to principal                                           3,775,220.06
                                                                                                 ------------
                    Purchase Amounts allocable to principal                                        116,173.77
                                                                                                 ------------
                    Total Available Funds                                                        5,193,976.44
                                                                                                 ------------
DEPOSIT TO CERTIFICATE ACCOUNT
                                                                                                 ------------
                    Available Funds allocable to interest                                        1,302,582.61
                                                                                                 ------------
                    Available Funds allocable to principal                                       3,891,393.83
                                                                                                 ------------
                    Reserve Account Interest Withdrawal                                                    --
                                                                                                 ------------
                    Surety Interest Drawing                                                                --
                                                                                                 ------------
                    Reserve Account Preference Withdrawal                                                  --
                                                                                                 ------------
                    Surety Preference Withdrawal                                                           --
                                                                                                 ------------
                    Reserve Account Principal Withdrawal                                                   --
                                                                                                 ------------
                    Surety Principal Drawing                                                               --
                                                                                                 ------------
                    Total Deposit to the Certificate Account                                     5,193,976.44
                                                                                                 ------------
INTEREST PAYMENT
                                                                                                 ------------
                    Monthly Interest Payment                                                       710,796.15
                                                                                                 ------------
                    Carry-Over Monthly Interest                                                            --
                                                                                                 ------------
                    Total                                                                          710,796.15
                                                                                                 ------------
PRINCIPAL PAYMENT
                                                                                                 ------------
                    Monthly Principal Payment                                                    4,067,503.78
                                                                                                 ------------
                    Carry-Over Monthly Principal                                                           --
                                                                                                 ------------
                    Total                                                                        4,067,503.78
                                                                                                 ------------
SERVICING FEE
                                                                                                 ------------
                    Servicing Fee                                                                   91,127.71
                                                                                                 ------------
                    Carry-Over Monthly Servicing Fee                                                       --
                                                                                                 ------------
                    Total                                                                           91,127.71
                                                                                                 ------------
DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
                                                                                                 ------------
                    Interest distributions                                                         710,796.15
                                                                                                 ------------
                    Principal distribution                                                       4,067,503.78
                                                                                                 ------------
                    Preference Amounts                                                                     --
                                                                                                 ------------
                    Servicing Fee distribution                                                      91,127.71
                                                                                                 ------------
                    Distributions to the Surety Bond Provider                                       14,580.43
                                                                                                 ------------
                    Distributions to the Reserve Account                                                   --
                                                                                                 ------------
                    Distributions to the Seller                                                    309,968.36
                                                                                                 ------------
                    Carry-Over Monthly Interest to the next Distribution Date                              --
                                                                                                 ------------
                    Carry-Over Monthly Principal to the next Distributions Date                            --
                                                                                                 ------------
                    Carry-Over Monthly Servicing Fee to the next Distribution Date                         --
                                                                                                 ------------
RESERVE ACCOUNT
                    Reserve Account Balance as of the end of the preceding Collection Period
                    Add:  Ajustment to Reconcile to actual account balance
                                                                                                 ------------
                    Reserve Account Balance as of the end of the preceding Collection Period     7,290,216.93
                                                                                                 ------------
                    Earnings from investments on the Reserve Account                                34,278.44
                                                                                                 ------------
                    Reserve Account Interest Withdrawal                                                    --
                                                                                                 ------------
                    Reserve Account Preference Withdrawal                                                  --
                                                                                                 ------------
                    Reserve Account Principal Withdrawal                                                   --
                                                                                                 ------------
                    Deposits to the Reserve Account                                                        --
                                                                                                 ------------
                    Adjment
                                                                                                 ------------
                    Reserve Account Balance                                                      7,324,495.37
                                                                                                 ------------

                    Distributions of any excess amounts on deposit in the Reserve Account          237,653.63
                                                                                              ---------------
                    Ending Reserve Account Balance                                               7,086,841.74
                                                                                              ---------------
                    Reserve Account Balance as a % of the Pool Balance                                 5.0000%
                                                                                              ---------------
                    Specified Reserve Account Requirement                                        7,086,841.74
                                                                                              ---------------
                    Amount needed to fully fund Reserve Account                                            --
                                                                                              ---------------
SURETY BOND
                                                                                              ---------------
                    Required Surety Bond Amount (25% of the Pool Balance)                       36,451,084.63
                                                                                              ---------------
                    Surety Bond amount on the previous Distribution Date                        37,465,262.44
                                                                                              ---------------
                    Payments made with respect Surety Principal Draws                                      --
                                                                                              ---------------
                    Payments received with respect to unreimbursed Surety Principal Draws                  --
                                                                                              ---------------
                    Surety Bond Amount for the current Distribution Date                        36,451,084.63
                                                                                              ---------------
                    Total Surety Interest Draws                                                            --
                                                                                              ---------------
                    Total Surety Principal Draws                                                           --
                                                                                              ---------------
                    Total Surety Preference Draws                                                          --
                                                                                              ---------------
                    Total Draws                                                                            --
                                                                                              ---------------
                    Surety Bond Fee                                                                 14,580.43
                                                                                              ---------------
                    Total unreimbursed Surety Interest Draws                                               --
                                                                                              ---------------
                    Total unreimbursed Surety Principal Draws                                              --
                                                                                              ---------------
                    Total unreimbursed Surety Preference Draws                                             --
                                                                                              ---------------
                    Amount Owed to Surety Bond Provider                                             14,580.43
                                                                                              ---------------
                    Surety Bond Fee Paid                                                            14,580.43
                                                                                              ---------------
                    Total payments for Surety Interest Draws                                               --
                                                                                              ---------------
                    Total payments for  Surety Principal Draws                                             --
                                                                                              ---------------
                    Total payments for  Surety Preference Draws                                            --
                                                                                              ---------------
                    Payments made to the Surety Bond Provider                                       14,580.43
                                                                                              ---------------
                    Surety Bond Fee Outstanding                                                            --
                                                                                              ---------------
                    Remaining unreimbursed Surety Interest Draws                                           --
                                                                                              ---------------
                    Remaining unreimbursed Surety Principal Draws                                          --
                                                                                              ---------------
                    Remaining unreimbursed Surety Preference Draws                                         --
                                                                                              ---------------
                    Remaining Amounts Owed to the Surety Bond Provider                                     --
                                                                                              ---------------
NET CREDIT LOSS RATIO
                                                                                              ---------------
                    Net Credit Losses                                                              171,913.82
                                                                                              ---------------
                    Adjustement for Defaulted Receivables Since Inception
                                                                                              ---------------
                    For the Current Collection Period                                                  0.1196%
                                                                                              ---------------
                    For the preceding Collection Period                                                0.6140%
                                                                                              ---------------
                    For the second preceding Collection Period                                         0.0125%
                                                                                              ---------------
                    Average Net Credit Loss Ratio                                                      0.2487%
                                                                                              ---------------
DELINQUENCY ANALYSIS
                    Number of Loans
                                                                                              ---------------
                    30 to 59 days past due                                                                247
                                                                                              ---------------
                    60 to 89 days past due                                                                 62
                                                                                              ---------------
                    90 or more days past due                                                              106
                                                                                              ---------------
                    Total                                                                                 415
                                                                                              ---------------

                    Principal Balance
                                                                                                      --------------
                    30 to 59 days past due                                                              2,744,411.20
                                                                                                      --------------
                    60 to 89 days past due                                                                705,606.65
                                                                                                      --------------
                    90 or more days past due                                                            1,129,981.20
                                                                                                      --------------
                    Total                                                                               4,579,999.05
                                                                                                      --------------
                    Delinquency Ratio
                                                                                                      --------------
                    For the current Collection Period                                                         3.2313%
                                                                                                      --------------
                    For the preceding Collection Period                                                       3.0285%
                                                                                                      --------------
                    For the second preceding Collection Period                                                3.0094%
                                                                                                      --------------
                    Average Delinquency Ratio                                                                 3.0897%
                                                                                                      --------------

REPOSSESSION ANALYSIS
                    Current Balance of Contracts where Repossession Occurred in the Current Month         370,121.41
                    Number of Contracts where Repossession Occurred in the Current Month                          24


WEIGHTED AVERAGE COMPUTATIONS
                    Weighted Average Coupon                                                                  10.5920%
                                                                                                      --------------
                    Weighted Average Original Term (months)                                                   123.00
                                                                                                      --------------
                    Weighted Average Remaining Term (months)                                                   92.68
                                                                                                      --------------
CASH SETTLEMENT FOR THE TRUSTEE
                    Total Deposit to the Collection Account                                             5,193,976.44
                                                                                                      --------------
                    Servicing Fee                                                                          91,127.71
                                                                                                      --------------
                    Interest allocable to the Seller's Certificate                                              0.33
                                                                                                      --------------
                    Principal amount allocable to the Seller's Certificate                                      1.92
                                                                                                      --------------
                    Wire Funds to the Surety Bond Provider                                                 14,580.43
                                                                                                      --------------
                    Net Deposit to the Certificate Account - Excluding Amounts Due to Seller            5,088,266.04
                                                                                                      --------------
                    Wire Funds to the Certificateholders - Interest                                       710,795.82
                                                                                                      --------------
                    Wire Funds to the Certificateholders - Principal                                    4,067,501.86
                                                                                                      --------------
                    Deposit Funds into the Reserve Account                                                        --
                                                                                                      --------------
                    Wire Funds to NationsCredit                                                           309,968.36
                                                                                                      --------------

Approved by:        /s/ LAWRENCE ANGELILLI
                    ----------------------------------------------------------
                    Lawrence Angelilli
                    Vice President & Treasurer